Share based compensation - SOP 2021 valuation (Details) - SOP 2021	12 Months Ended
Dec. 31, 2021 USD ($) Y $ / shares shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	0.46%
Expected dividend yield	0.00%
Options waiting period	4 years
Expected volatility	50.00%
Granted, fair value | $	$ 5.91
Expected life (years) | Y	4
Number of shares per option	1
Conversion ratio between ordinary shares and American Depositary Shares	2
Number of ADS per option	1
Number of ordinary shares per ADS	2
Total share-based payment expense recognized | $	$ 700,000
American Depository Shares [Member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Fair value per share | $ / shares	$ 14.77
Exercise price per share | $ / shares	$ 14.21